Exhibit 99.1

Description of the due diligence performed.

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMCD”) or its subsidiary, through acquisition on December 18, 2015, JCIII & Associates, LLC (“JCIII”; formerly known as JCIII & Associates, Inc.; and together with AMC Diligence, LLC referred to collectively as “AMC”) performed due diligence services as described below utilizing various scopes of review (the “Review”). All of these mortgage loans, which were originated by multiple parties, were purchased by Chimera Investment Corporation (“Client”), in a single bulk transaction and were reviewed by AMC on behalf of the party selling those loans (the “Selling Party”). The diligence results were transferred to the Client via a reliance letter. The mortgage loans were reviewed via files imaged and provided by the Selling Party or its designee for review.

(2) Sample size of the assets reviewed.

The Review was conducted on the securitization mortgage loan population reviewed by AMC. The mortgage loan review sample was broken down into the following review scopes:

■	“Compliance Review”:	3,597 mortgage loans
■	“Data Integrity Review”:	3,597 mortgage loans
■	“Payment History Review”:	3,597 mortgage loans
■	“Collection Comment Review”:	257 mortgage loans

Throughout the securitization process, the Client may have removed or added various mortgage loans from the securitization population for reasons that are unknown to AMC. AMC’s disclosures herein reflect findings on the securitization population (as known by AMC) as of the date hereof.

(3) Determination of the sample size and computation.

The Compliance Review was conducted consistent with the criteria for the NRSRO(s) identified in Item 3 of this Form ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields listed below to the data found in the actual file as captured during the Review. Additional detail surrounding this review and the findings are detailed later in this document.

appval	lifecap	mtdate	praremain
armorfix	lifefloor	nonpradp	proptype
balloon	lname	origbal	rfreq
city	loanpurp	origdate	salesprice
docdp	margin	origfico	staddress
fpadate	moddate	origpandi	state
fpdate	modfpdate	origrate	zip
fradate	modified	percap
indexcd	modorigbal	perfloor

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Not applicable.

(6) Value of collateral securing the assets: review and methodology.

Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings

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reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (3,593 Mortgage Loan)

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):

i)	failure to provide the right of rescission notice;

ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);

iii)	errors in the right of rescission notice;

iv)	failure to provide the correct form of right of rescission notice;

v)	failure to provide the three (3) business day rescission period; and

vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:

i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);

ii)	proper execution by all required parties;

iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and

iv)	timing of initial and re-disclosed TIL(s);

c)	Tolerances (§§1026.18, 22 and 23):

i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and

ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;

d)	High-cost Mortgage (§§1026.31, 32 and 33):

i)	points and fees threshold test;

ii)	APR threshold test;

iii)	prepayment penalty test; and

iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;

e)	Higher-priced Mortgage Loan (§1026.35):

i)	APR threshold test; and

ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

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i)	confirm the presence of the current GFE form in effect at the time of origination;

ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;

iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;

iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and

v)	confirm the presence of a settlement service provider list, as applicable.

b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:

i)	confirm current applicable HUD form was provided;

ii)	determination that the loan file contains the final HUD;

iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and

iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.

c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;

ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and

iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.

d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):

i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;

ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;

iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;

iv)	confirm the Special Information Booklet was provided within three (3) business days of application;

v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;

vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;

vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and

viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

■	Initial application (1003);

■	Final application (1003);

■	Note;

■	Appraisal;

■	Sales contract;

■	Title/Preliminary Title;

■	Initial TIL;

■	Final TIL;

■	Final HUD-1;

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■	Initial and final GFE’s;

■	Right of Rescission Disclosure;

■	Mortgage/Deed of Trust;

■	Mortgage Insurance;

■	Tangible Net Benefit Disclosure;

■	FACTA disclosures; and

■	Certain other disclosures related to the enumerated tests set forth herein.

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (4 Mortgage Loan)

For mortgage loans with application dates on or after January 10, 2014 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 section above plus:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026 testing included:

a)	Rescission (§1026.23):

i)	Any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions;

b)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):

i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;

ii)	review relevant document to determine if there was dual compensation; and

iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.

(1)	Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;

c)	Homeownership counseling (§1026.36):

i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature;

d)	Mandatory Arbitration Clauses (§1026.36):

i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;

e)	Prohibition on Financing Credit Insurance (§1026.36):

i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance; and

f)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):

i)	review for presence of loan originator organization and individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and

ii)	verify the data against the NMLSR database, as available.

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):

i)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and

ii)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

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(III) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));

b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));

c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and

d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay

AMC reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer’s current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer’s employment in determining repayment ability, the consumer’s current employment status; (iii) the consumer’s monthly payment; (iv) the consumer’s monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer’s monthly payment for mortgage-related obligations; (vi) the consumer’s current debt obligations, alimony, and child support; (vii) the consumer’s monthly debt-to-income ratio or residual income; and (viii) the consumer’s credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay.

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AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC’s review is based on information contained in the loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(IV) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):

i)	timing and content of the right to receive copy of appraisal disclosure;

ii)	charging of a fee for a copy of the appraisal or other written valuation;

iii)	timing of creditor providing a copy of each appraisal or other written valuation;

iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(V) FIRREA Review

AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

(8) Other: review and methodology.

Data Integrity Review: AMC performed a review utilizing information collected during the Review and comparing such information against the data tape utilized for the securitization. This comparison included 34 fields and included data elements originating from origination documents, modification documents, title searches, and servicing documents.

Payment History Review: AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a payment string using a 24 month look back for each mortgage loan within the payment history population.

Collection Comment Review: AMC performed a review utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk including (hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications. This review was only performed on the mortgage loans in the securitization population that were delinquent based upon the results of the Payment History Review.

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Summary of findings and conclusions of review

There were 3,597 mortgage loans in the final compliance population as reviewed by AMC. After all documents were presented, 3,164 (87.96%) of the mortgage loans had exceptions; however, only 273 (7.59%) of the mortgage loans had exceptions that triggered a C or D rating under the NRSRO criteria noted above. Of the 3,597 mortgage loans reviewed for compliance, 3,173 were reviewed by AMCD and 424 were reviewed by JCIII.

COMPLIANCE RESULTS SUMMARY (3,597 Mortgage Loans)

Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which may be raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

AMC Consolidated

Compliance: Event Level	Loan Count	Percentage of Loans
A	433	12.04%
B	2,891	80.37%
C	91	2.53%
D	182	5.06%
Total	3,597	100.00%

AMC Diligence, LLC (3,173 Mortgage Loans)

Compliance: Event Level	Loan Count	Percentage of Loans
A	378	11.91%
B	2,553	80.46%
C	79	2.49%
D	163	5.14%
Total	3,173	100.00%

JCIII & Associates, LLC (424 Mortgage Loans)

Compliance: Event Level	Loan Count	Percentage of Loans
A	55	12.97%
B	338	79.72%
C	12	2.83%
D	19	4.48%
Total	424	100.00%

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REVIEW EXCEPTION SUMMARY (3,597 Mortgage Loans)

Exception listings have been separated for the mortgage loans reviewed by AMCD and the mortgage loans reviewed by JCIII. The summaries below detail the exceptions as noted in each party’s review and reflect only compliance EV2s or EV3s, as noted when conducting the original review in question. Similar exceptions may have received different grades based upon the timing of such review and any applicable impact from statute of limitations. Please note that an EV3 may not result in a compliance C or D grade per relevant rating agency guidelines and some mortgage loans may have multiple exceptions. Certain RESPA and application date related exceptions, based upon the time of the initial review, may have been originally considered an EV3 and are reported in the table below as such but would now be considered an EV2.

AMC Diligence, LLC (3,173 Mortgage Loans)

The following exceptions were noted on the mortgage loans included in the Compliance Review performed by AMCD.

Exception	EV Grade	# Occurences
TILA	EV3	1,797
Missing, Incorrect, or Incomplete Final TIL	EV3	1,101
Missing, Incorrect, or Incomplete HUD-1	EV3	196
State Late Charge	EV3	93
TIL-MDIA	EV3	29
State Defect	EV3	10
Missing, Incorrect, or Incomplete Note	EV3	4
Missing Required Data	EV3	3
QM/ATR	EV3	2
Missing Application Date	EV2	1,564
RESPA	EV2	854
FACTA	EV2	659
Missing, Incorrect, or Incomplete GFE	EV2	500
LTV	EV2	307
Missing, Incorrect, or Incomplete Initial TIL	EV2	294
Misc. State Level	EV2	286
Missing Non-Required Data	EV2	123
Missing, Incorrect, or Incomplete Final or Initial 1003	EV2	105
State Prepayment	EV2	33
TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	EV2	24
FHA	EV2	16
Appraisal	EV2	8
Safe Act	EV2	5
ECOA	EV2	2

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JCIII & Associates, LLC (424 Mortgage Loans)

The following exceptions were noted on the mortgage loans included in the Compliance Review performed by JCIII.

Exception	EV Grade	# Occurences
TILA	EV3	80
Missing, Incorrect, or Incomplete Final TIL	EV3	29
Missing, Incorrect, or Incomplete HUD-1	EV3	28
State Late Charge	EV3	6
TIL-MDIA	EV3	2
Misc. State Level	EV2	823
Missing, Incorrect, or Incomplete Initial TIL	EV2	213
HMDA	EV2	203
Missing, Incorrect, or Incomplete GFE	EV2	160
Missing Disclosure	EV2	89
FACTA	EV2	67

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DATA INTEGRITY REVIEW SUMMARY (3,597 Mortgage Loans)

The Data Integrity Review was completed to compare information collected by AMC during the course of the Review versus information on the securitization data tape. In total, all 3,597 mortgage loans exhibited a variance across 34 unique fields. The most common variances were on the original amortization term (modification vs. origination data), modification date, and modification effective payment date.

Field Name	# Variances	% of Loans
staddress	1,986	55.21%
mtdate	976	27.13%
lname	629	17.49%
nonpradp	505	14.04%
docdp	445	12.37%
proptype	329	9.15%
origfico	235	6.53%
armorfix	170	4.73%
balloon	137	3.81%
fpadate	65	1.81%
fradate	65	1.81%
rfreq	61	1.70%
moddate	61	1.70%
lifefloor	60	1.67%
margin	60	1.67%
lifecap	60	1.67%
indexcd	59	1.64%
perfloor	56	1.56%
percap	56	1.56%
fpdate	39	1.08%
city	35	0.97%
loanpurp	18	0.50%
origbal	11	0.31%
modfpdate	11	0.31%
modorigbal	8	0.22%
appval	6	0.17%
zip	3	0.08%
origpandi	3	0.08%
praremain	2	0.06%
origdate	1	0.03%
origrate	1	0.03%
Total	6,153

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PAYMENT HISTORY REVIEW SUMMARY (3,597 Mortgage Loans)

All of the 3,597 mortgage loans were subjected to a 24-month Payment History Review. Of these mortgage loans 3,525 mortgage loans (98.00%) had complete pay history strings and 72 mortgage loans (2.00%) had incomplete pay history strings. In total, 2,532 mortgage loans (70.39%) showed at last one delinquency within the look back period. Of the loans exhibiting a prior delinquency, 257 mortgage loans were currently delinquent at the time of the Payment History Review.

Delinquency During Lookback	Loan Count	% of Loans
No Delinquencies, Complete History	1,020	28.36%
No Delinquencies, Incomplete History	45	1.25%
1 or More Delinquencies, Complete History	2,505	69.64%
1 or More Delinquencies, Incomplete History	27	0.75%
Total	3,597	100.00%

Lookback Period	Loan Count	% of Loans
Twenty-Four (24) Months	3,597	100.00%
Total	3,597	100.00%

COLLECTION COMMENT REVIEW SUMMARY (257 Mortgage Loans)

All mortgage loans were currently delinquent. Of the 257 mortgage loans, AMC noted solely the delinquency as the reason for the EV2 exception grade or higher on 227 of the mortgage loans (88.33%). The remaining mortgage loans showed the following: 8 mortgage loans were mortgage insurance was not being paid as required (EV3), 7 mortgage loans where the borrower was in bankruptcy (EV2), 6 mortgage loans with evidence of a borrower illness (EV3), 2 mortgage loans where a verbal dispute had occurred without an indication of servicer response and the appearance of an open issue (EV3), 2 mortgage loans with a verbal dispute with a servicer response but the item was still open (EV2), 1 mortgage loan with a damaged interior that was unresolved without an indication of insurance coverage (EV3), 1 mortgage loan with a damaged exterior that was unresolved without an indication of insurance coverage (EV3), 1 mortgage loan where a cease and desist had been received from the mortgagor or a third party (EV3), 1 mortgage loan where a payoff request had been received in the past 60 days (EV2), and 1 mortgage loan with a damaged exterior where an active insurance claim was in process but uncertainty over who held the funds and where such insurance covered the repair costs existed.

Servicing Review Grade	Loan Count	% of Loans
1	0	0.00%
2	238	92.61%
3	19	7.39%
Total	257	100.00%

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ADDITIONAL SUMMARY*

Purpose	Loan Count	% of Loans
Cashout Refi	22	0.61%
Construction	1	0.03%
Construction-Permanent	20	0.56%
HELOC	3	0.08%
Purchase	926	25.74%
Rate/Term Refi	14	0.39%
Refinance	15	0.42%
Refinance - Cash-out - Debt Consolidation	1,318	36.64%
Refinance - Cash-out - Home Improvement	23	0.64%
Refinance - Cash-out - Other	725	20.16%
Refinance - Rate/Term	488	13.57%
Unable to Determine	42	1.17%
Total	3,597	100.00%

Property Type	Loan Count	% of Loans
2 Family	101	2.81%
3 Family	17	0.47%
4 Family	4	0.11%
Condo (High Rise)	8	0.22%
Condo (Low Rise)	125	3.48%
Condo (Mid Rise)	1	0.03%
Co-op	2	0.06%
Manufactured (Double-Wide)	3	0.08%
Manufactured Housing	86	2.39%
Mobile Home (Multi-Wide)	7	0.19%
Mobile Home (Single-Wide)	1	0.03%
PUD	226	6.28%
PUD Attached	26	0.72%
PUD Detached	9	0.25%
Raw Land/Other Non-Res Prop	1	0.03%
Rowhouse	1	0.03%
Single Family	53	1.47%
Single Family Attached	55	1.53%
Single Family Detached	2,517	69.97%
Townhouse	29	0.81%
Unable to Determine	325	9.04%
Total	3,597	100.00%

Lien Position (At Origination)	Loan Count	% of Loans
1	3,597	100.00%
Total	3,597	100.00%

Amortization Type	Loan Count	% of Loans
Fixed	2,754	76.56%
Adjustable	843	23.44%
Total	3,597	100.00%

*Some “% of Loans” may not add to 100% due to rounding.

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